Exhibit 10.5

SUBSCRIPTION AGREEMENT

TO:	The sole director of A SPAC I Acquisition Corp. (the “Company”).

The undersigned hereby subscribes for 2,875,000 Class B ordinary shares (the “Shares”) of the Company. In consideration for the issue of the Shares, the undersigned hereby agrees and undertakes to pay $25,000.00 to the Company.

We agree to take the Shares subject to the Memorandum and Articles of Association of the Company and we authorize you to enter the following name and address in the register of members of the Company:

Name:	A SPAC (Holdings) Acquisition Corp.

Address:	Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands

In the event of the Company's initial public offering (the "IPO") of units on a recognised stock exchange and the over-allotment option granted to the underwriters of the IPO (the "Over-allotment Option") is not exercised in full, we acknowledge and agree that the Company shall forfeit any and all rights to such number of the Shares purchased and issued to us such that immediately following such forfeiture, we will own, in total, an aggregate number of the ordinary shares (not including the ordinary shares underlying any private placement units or warrants (whether comprised in any such units or standing alone) that may be issued to us upon exercise of any warrants or any securities or rights purchased by us in the IPO or in the aftermarket) equal to 20% of the issued and outstanding ordinary shares of the Company immediately following the IPO.

If any of the Shares are forfeited in accordance with this agreement, then after such time we shall no longer have any rights as a holder of such forfeited Shares, and the Company shall take such action as is appropriate to redeem and cancel such forfeited Shares, which may include by way of the compulsory redemption and cancellation of such Shares for nil consideration. In addition, we hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing and agrees to take any and all action reasonably requested by the Company necessary to effect any adjustment in this letter (including any such redemption as is referred to herein above).

The undersigned hereby irrevocably surrenders to the Company for cancellation and for nil consideration the one Class B ordinary share standing in its name in the register of members of the Company.

For and on behalf of

A SPAC (Holdings) Acquisition Corp.

By:

Name:	Serena She Wing Shie
Title:	Director

Dated:

Accepted:

For and on behalf of

A SPAC I Acquisition Corp.

By:

Name:	Serena She Wing Shie
Title:	Director

Dated: